UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 12, 2009

Home Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana		70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    (a) – (d)  Not applicable.

    (e)           On May 12, 2009, the shareholders of Home Bancorp, Inc. (the “Company”), the holding company for Home Bank (the “Bank”) approved the Company’s 2009 Stock Option Plan (the “Stock Option Plan”).  Pursuant to the terms of the Stock Option Plan, options to acquire up to 892,687 shares of common stock of the Company may be granted to employees and non-employee directors of the Company and the Bank.

    Also, on May 12, 2009, the shareholders of the Company approved the Company’s 2009 Recognition and Retention Plan and Trust Agreement (the “RRP”).  Pursuant to the terms of the RRP, awards of up to 357,075 shares of restricted common stock of the Company may be granted to employees and non-employee directors of the Company and the Bank.

    In order to fund the RRP, the related trust will purchase 357,075 shares of common stock of the Company in the open market.  Purchases will be made from time to time at the discretion of management.

    For additional information, reference is made to the Stock Option Plan and the RRP, which are included as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference, and the press release, dated May 12, 2009, which is included herein as Exhibit 99.1, and is incorporated herein by reference.

    (f)           Not applicable.

Item 9.01        Financial Statements and Exhibits

    (a)          Not applicable.

    (b)          Not applicable.

    (c)          Not applicable.

    (d)          Exhibits

    The following exhibits are included herewith.

Number	Description
10.1	Home Bancorp, Inc. 2009 Stock Option Plan (1)
10.2	Home Bancorp, Inc. 2009 Recognition and Retention Plan and Trust Agreement (1)
99.1	Press Release dated May 12, 2009
__________________

(1)	Incorporated by reference to the definitive proxy statement filed by Home Bancorp, Inc. with the SEC on April 1, 2009.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME BANCORP, INC.

Date: May 15, 2009	By:	/s/Joseph B. Zanco
Joseph B. Zanco
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Number	Description
10.1	Home Bancorp, Inc. 2009 Stock Option Plan (1)
10.2	Home Bancorp, Inc. 2009 Recognition and Retention Plan and Trust Agreement (1)
99.1	Press Release dated May 12, 2009
________________

(1)	Incorporated by reference to Appendix A or Appendix B, as the case may be, to the definitive proxy statement filed by Home Bancorp, Inc. with the SEC on April 1, 2009 (File No. 1-34190).